Exhibit 10.1

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks ("*****"), and the omitted text has been filed separately with the Securities and Exchange Commission.

                        PLAYBOY ENTERTAINMENT GROUP, INC.

March 31, 2008

Melinda C. Witmer,
Executive Vice President and
Chief Programming Officer
Time Warner Cable LLC
290 Harbor Drive
Stamford, CT 06902

Re: First Amendment to the Affiliation Agreement by and between Playboy Entertainment Group, Inc.; Spice Entertainment, Inc.; and Spice Hot Entertainment, Inc. (collectively "Playboy") and Time Warner Cable Inc. dated as of July 8, 2004 (the "Affiliation Agreement")

Dear Melinda:

This letter agreement, when duly executed by Time Warner Cable LLC (as a successor to Time Warner Cable Inc.) ("TWC") and Playboy below, shall constitute TWC's and Playboy's first amendment to the Affiliation Agreement, and, except as set forth in Paragraphs 13 and 14 below, shall be effective as of the date indicated above (the "Amendment Date"). Terms that are capitalized but not defined herein shall have the meanings ascribed to them in the Affiliation Agreement.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Playboy and TWC hereby agreed to amend the Affiliation Agreement as follows:

      1.    The  following   definitions  are  added  to  Section  1(a)  of  the
            Affiliation Agreement:

      "Multiplex" means the packaging of Pay Per View Purchases as a single offering, such that for a single payment a purchasing Subscriber is permitted to view one or more "Multiplex Services" (as defined below), together with other adult channels as determined by Affiliate, all for a single payment for a period not to exceed twenty four (24) hours.

      "Multiplex Services" means the Playboy TV Service and/or the Spice Services actually distributed by Affiliate.

      2706 MEDIA CENTER DRIVE, LOS ANGELES, CALIFORNIA 90065 323.276.4075 /
                                FAX 323.276.4502

Execution Copy

"Offering Percentage" means the percentage, derived on a monthly basis based on reports provided by Affiliate, calculated by dividing: (a) the number of Affiliate's Subscribers that have the Playboy TV SVOD Service available to them from a Time Warner Cable System; by (b) the total number of Affiliate's Subscribers in Time Warner Cable Systems that offer SVOD.

"Qualifying Benchmark" means the status whereby:

      (1)   Either: *****

2. Subsection 4(b) of the Affiliation Agreement, "Playboy TV SVOD Service Description", is amended by the replacement of the third sentence of such subsection with the following sentences:

The Playboy TV SVOD Service shall consist of a minimum of fifty (50) hours of VOD Programs each month. In the event Playboy makes any other or any additional, larger SVOD package offerings available to any distributor, TWC will have the right but not the obligation to make such offerings available to Subscribers under the same terms applicable to the Playboy TV SVOD Service. Notwithstanding the foregoing, the Playboy SVOD Service shall not include full-length movie assets (currently known as "Playboy Director's Cut") that are featured as part of the Spice Services.

3. Subsection 4(f) of the Affiliation Agreement, "VOD Package Service(s)", is amended by inserting the following after the last sentence of Subsection 4(f):

Within ninety (90) days following the execution of the First Amendment, Network will offer the following VOD Package Services:

      (i) Too Hot for TV VOD  Package  Service.  Subject  to the  terms  of this
Section 4(f), Playboy will make available to Affiliate a VOD Package Service entitled "Too Hot for TV" consisting of fourteen (14) hours of Programs (the VOD Package Service referred to herein as the "Too Hot for TV VOD Package Service"). The Programs in the Too Hot for TV VOD Package Service shall be professionally-produced adult full-length programs selected by Playboy, edited to comply with the TVMA rating, and shall focus on real people in unusual or novel sexually oriented situations with the level of depicted explicitness being the same as (or less explicit than) programming shown on premium channels such as HBO, Showtime and Cinemax. The depiction of sex in these episodes may be real or simulated.

      (ii) Gay  Targeted  VOD  Package  Service.  Subject  to the  terms of this
Section 4(f), Playboy will make available to Affiliate a VOD Package Service consisting of twenty (20) hours of Programs (the VOD Package Service referred to herein as the "Gay Targeted VOD Package Service"). The Programs in the Gay Targeted VOD

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

Package Service shall be professionally-produced adult programs selected by Playboy, targeted to the male gay community, edited to a standard no more explicit than the Partially Edited Standards. Each Program in the Gay targeted VOD Package Service: (v) shall depict homosexual situations and nudity among consenting adults; (w) may depict erect genitalia, male on male fellatio and simulated or implied sexual intercourse; (x) shall not depict actual anal penetration, licking or anal sexual play of any kind; (y) shall not depict male ejaculation, sexual violence or excessive nonsexual violence, incest, sadism, sadomasochism, forced bondage in scenes containing sexual activity or forced bondage carrying sexual innuendo or sexual connotations, illegal or irresponsible drug usage, minors or scenes with adults being depicted as minors; and (z) shall not include racist or sexist language.

      (iii) International VOD Service. Subject to the terms of this Section 4(f), Playboy will make available to Affiliate a VOD Package Service consisting of twenty (20) hours of Programs (currently referred to as "Caliente"). The Programs in the International VOD Package Service shall be professionally-produced internationally produced adult programs featuring foreign men and women in the language and locations of each country, the languages being other than English (and at any particular time, not more than ten (10) hours of Programs in such package shall be in a Hispanic language), edited to be no more explicit than the Partial Edited Standards.

4. Subsection 4(j) of the Affiliation Agreement, "Services Provided in Entirety", is amended by the deletion of the word "national" in the penultimate sentence in the subsection.

5. Subsection 4(k) of the Affiliation Agreement, "High Definition Programming", is amended by the deletion of all but the first sentence of the Subsection, and inserting the following prior to the first sentence:
      "Network represents and warrants that no distributor has, or will have at any time during the Term after October 1, 2007, the exclusive rights to distribute HD Programs."

6. A new Subsection 4(n) is added to the Affiliation Agreement by inserting the following:

            (n) Multiplex Offering. Affiliate may include Playboy TV Service and/or any Spice Service distributed by Affiliate in a Multiplex.

7. Paragraph 8 of the Affiliation Agreement, "Fees", is amended by adding before Subsection 8(a) the following: *****

8. Subsection 8(a) of the Affiliation Agreement, "Service Fees", is deleted in its entirety and replaced with the following:

(a) Qualifying Benchmark Rates. If, for a particular calendar month, Affiliate has satisfied the Qualifying Benchmark, then the Fees set forth in Subsections 8(a)(1) - 8(a)(11) shall be applicable for the respective Services.

      *****

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

9.    *****

10. The following shall be added as a new Subsection 10(d)(i) to the Affiliation Agreement: *****

11. Effective on the Amendment Date, Subsection 10(d) of the Affiliation Agreement, "Marketing Allowance" shall be deleted in its entirety and the following shall be inserted as a new Subsection 10(d) of the Affiliation
      Agreement: *****

12. Section 2 of the Affiliation Agreement, "Rights", is amended to add a new Subsection (d) as follows:

      (d) Other Rights. *****

13. Effective upon the earlier of: (i) termination of carriage of Spice and Spice 2 in Affiliate's Cincinnati, Ohio division; or (ii) seventy-five
      (75) days following the Amendment Date, the definition of "Spice Services" in Section 1(a) of the Affiliation Agreement is amended to delete after the words "known as" the phrase '"Spice," "Spice 2,"'.

14.   *****

15. Affiliate acknowledges that Network will cease distributing the Spice and Spice 2 Services seventy-five (75) days following the Amendment Date and agrees that Network will have no obligation to provide such Services in the future. *****

16.   *****

      Except as expressly set forth herein, all other terms and conditions of the Affiliation Agreement remain in full force and effect.

      Your signature below indicates your understanding and agreement with the above terms and conditions.

Sincerely,

PLAYBOY ENTERTAINMENT GROUP, INC.

By:      /s/ Bob Meyers
         -----------------------------------------
Name:    Bob Meyers
Title:   Executive Vice President and President

SPICE ENTERTAINMENT, INC.
By:      /s/ Bob Meyers
         -----------------------------------------
Name:    Bob Meyers
Title:   Executive Vice President and President

SPICE HOT ENTERTAINMENT, INC.
By:      /s/ Bob Meyers
         -----------------------------------------
Name:    Bob Meyers
Title:   Executive Vice President and President

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

                                             AGREED AND ACCEPTED:
                                             TIME WARNER CABLE LLC

                                            BY: /s/ Melinda C. Witmer
                                                --------------------------------
                                            NAME:  Melinda C. Witmer
                                            TITLE: Executive Vice President
                                                   and Chief Programming Officer

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

                   EXHIBIT A

           Market/VOD Catcher Location   Division   Spice XX   Spice X
--------------------------------------------------------------------------------
                      *****                *****     *****     *****
--------------------------------------------------------------

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